UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PENSARE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement Supplement to Proxy Statement dated November 4, 2019

SUPPLEMENT

TO

PROXY STATEMENT

This proxy statement supplement, dated November 13, 2019, supplements the proxy statement (the “Proxy Statement”) of Pensare Acquisition Corp. (“Pensare”), relating to a proposed amendment to Pensare’s amended and restated certificate of incorporation to extend the date by which Pensare has to consummate a business combination for an additional four months, from December 1, 2019 to April 1, 2020. This supplement to the Proxy Statement (this “Supplement”) should be read in conjunction with the Proxy Statement, which was previously mailed to Pensare’s stockholders on or about November 4, 2019. The information in this Supplement is qualified by reference to the Proxy Statement, except to the extent information in this Supplement updates or supersedes the information contained in the Proxy Statement.

The purpose of this Supplement is to provide information regarding the number of shares of Pensare’s common stock held by MasTec, Inc., which was previously omitted from the section entitled “Beneficial Ownership of Securities” in the Proxy Statement. The beneficial ownership information included herein updates and supersedes the beneficial ownership information contained in the section entitled “Beneficial Ownership of Securities” in the Proxy Statement.

The special meeting of Pensare’s stockholders will be held on November 26, 2019, at 11:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, NY 10166.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 22, 2019 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED IN THE PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of November 1, 2019, by:

•                  each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•                  each of our officers and directors; and

•                  all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 8,068,265 ordinary shares outstanding on November 1, 2019.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned		Percentage of Outstanding Ordinary Shares
Pensare Sponsor Group, LLC	5,818,500	(2)	72.1%
Darrell J. Mays	5,818,500	(2)	72.1%
Lawrence E. Mock, Jr.(3)	—		—
Dr. Robert Willis(3)	—		—
John Foley(3)	—		—
Jose Mas	—		—
U. Bertram Ellis, Jr.	27,000		*
Suzanne Shank	27,000		*
Karl Krapek	27,000		*
Dennis Lockhart	27,000		*
Dr. Klaas Baks	27,000		*
All directors and executive officers as a group (ten individuals)	5,953,500		73.8%
MasTec, Inc.(4)	1,701,000		21.1%

*Less than 1%.

(1) Unless otherwise indicated, the business address of each of the persons and entities is 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

(2) Represents shares held by Pensare Sponsor Group, LLC, of which Mr. Mays is the managing member.

(3) Mr. Mock, Dr. Willis and Mr. Foley hold economic interests in Pensare Sponsor Group, LLC and pecuniary interests in the securities held by Pensare Sponsor Group, LLC. Each of Mr. Mock, Dr. Willis and Mr. Foley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4) According to a Form 3 filed with the U.S. Securities and Exchange Commission (“SEC”) on July 3, 2019. The business address of this stockholder is 800 S Douglas Road, 12th Floor Coral Gables, FL 33134.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, Attention: Darrell J. Mays, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November 15, 2019.

FORWARD-LOOKING STATEMENTS

Please refer to the section entitled “Forward-Looking Statement” beginning on page 14 of the Proxy Statement.

*          *          *

If you have already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or otherwise revoke your prior proxy prior to the special meeting. If your shares are held in “street name” you may revoke any prior vote or proxy by following the procedures provided to you by your bank or broker until 11:59 P.M. Eastern Time on November 25, 2019.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THE PROXY STATEMENT OR THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Supplement is dated November 13, 219.